SUPPLEMENT DATED JULY 2, 2007

TO PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement describes proposed changes to a certain investment option offered under your Contract.  Please retain this supplement with your Prospectus for future reference.

On July 2, 2007, Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), Sun Life Insurance and Annuity Company of New York ("Sun Life NY"), and their various separate accounts filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of a portfolio of the Sun Capital Advisers Trust (the "New Portfolio") for shares of the Lord Abbett Growth and Income Portfolio of the Lord Abbett Series Fund, Inc. (the "Old Portfolio").

Sun Life and Sun Life NY will carry out the proposed substitution by redeeming the shares of the Old Portfolio and purchasing shares of the New Portfolio.  Any Contract Value that you have allocated to a Sub-Account investing in the applicable shares of the Old Portfolio on the date of the substitution will, in effect, be transferred to the Sub-Account investing in shares of the New Portfolio.  Sun Life and Sun Life NY anticipate that, if SEC approval is granted and all of the systems needed to perform the substitution are in place, the proposed substitution will occur in early 2008.  To the extent required by law, approvals of the proposed substitution also will be obtained from the state insurance regulators in certain jurisdictions.

From July 2, 2007 through 30 days following the substitution, you may make one transfer of Contract Value from the Sub-Account investing in the Old Portfolio (before the substitution) or the New Portfolio (after the substitution) to any other available Sub-Account without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract. In addition, from July 2, 2007 through 30 days following the substitution, neither Sun Life nor Sun Life NY will exercise any rights it may have to impose new restrictions or charges on transfers into or out of the Old Portfolio under your Contract (except as are necessary to prevent short-term trading activities).

All Contract Owners will receive a current prospectus for the New Portfolio prior to the substitution.  This prospectus will describe the New Portfolio’s investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing.  There is no assurance that the New Portfolio will achieve its stated objective.

If you have any questions about the proposed substitution, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        Futurity (NY)